OMNIBUS AMENDMENT TO EQUITY AWARD AGREEMENTS BY AND AMONG FIDELITY & GUARANTY LIFE, FIDELITY & GUARANTY LI FE HOLDINGS, INC. AND LELAND C. LAUNER, JR.
WHEREAS, Leland C. Launer, Jr. has notified Fidelity & Guaranty Life (“FGL”), on FGL’s behalf and on behalf of its subsidiaries, including Fidelity & Guaranty Life Business Services, Inc. (“FGLBS”), that he wishes to retire from employment and/or appointment with FGLBS (and all of its affiliates including FGL) and terminate his employment agreement with FGLBS, effective as of April 30, 2015, and the Board of Directors of FGL has accepted Mr. Launer’s notification of retirement; and
WHEREAS, FGL, Fidelity & Guaranty Life Holdings, Inc. (“FGLH”), and Mr. Launer (collectively, the “Parties”) wish to amend Mr. Launer’s outstanding equity award agreements (the “Award Agreements”) to reflect certain changes to the terms thereof relating to vesting, exercisability, payment , expiration, and otherwise, as set forth herein.
NOW THEREFORE. the Parties hereby agree as follows, effective as set forth herein:
Omnibus Amendment to Equity Award Agreements
The Parties hereby agree to the following amendments to the Award Agreements, each effective as of March 31, 2015:
1. 2012 Restricted Stock Units. The Restricted Stock Agreement, dated December 31, 2012, by and between FGLH and Mr. Launer, as amended by Amendment No. 1 dated November 7, 2013 and by letter agreement dated November 25, 2013 to convert the award to restricted stock units, is hereby further amended by the insertion of a new Section 10, as follows:
“Section 10. Accelerated Vesting and Payment. Notwithstanding any contrary provision of this Agreement effective as of March 31, 2015, the 2,359 unvested Restricted Stock Units shall become fully vested, and shall be settled by a cash payment to Mr. Launer no later than April 30, 2015.”
2. 2012 Stock Options. The Employee Stock Option Agreement, dated December 31, 2012, by and between FGLH and Mr. Launer, is hereby amended by the insertion of a new Section 10, as follows:
“Section 10.    Accelerated Vesting; Expiration. Notwithstanding any contrary provision of this Agreement, effective as of March 31, 2015, (a) the 30,303 unvested Options shall become fully vested and exercisable, and (b) all Options granted under this Agreement shall remain exercisable, and shall not expire, until December 31, 20l5, and may be exercised in any of the three open windows during 2015. The foregoing treatment of Options shall be unaffected by Mr. Launer ‘s death before December 31, 2015.”
3. 2013 Restricted Stock. The 2013 Restricted Stock Agreement, dated December 12, 2013, by and between FGL and Mr. Launer, is hereby amended by the insertion of a new Section 9, as follows:
“Section 9. Accelerated Vesting. Notwithstanding any contrary provision of this Agreement, effective as of March 3l, 2015, (a) the 16,226 shares of unvested Restricted Stock shall become fully vested, and (b) the dividends credited to the account of Mr.

Launer with respect to such shares shall be paid to Mr. Launer no later than April 30, 20l5.”
4. 20l3 Stock Options. The 2013 Non-Statutory Stock Option Agreement, dated December 12, 2013, by and between FGL and Mr. Launer, is hereby amended by the insertion of a new Section 8, as follows:
“Section 8. Accelerated Vesting; Expiration. Notwithstanding any contrary provision of this Agreement, effective as of March 31, 2015, (a) the 72,980 unvested Non-Statutory Stock Options shall become fully vested and exercisable, and (b) all Options granted under this Agreement shall remain exercisable, and shall not expire, until December 31, 2015. The foregoing treatment of Non-Statutory Stock Options sha1l be unaffected by Mr. Launer‘s death before December 31, 2015.”
5. 2014 Restricted Stock. The Restricted Stock Agreement, dated December 1, 2014, by and between FGL and Mr. Launer, is hereby amended by the insertion of a new Section 9, as follows:
“Section 9. Accelerated Vesting. Notwithstanding any contrary provision of this Agreement, effective as of March 31, 2015, (a) the 16,635 shares of unvested Restricted Stock shall become fully vested, and (b) the dividends credited to the account of Mr. Launer with respect to such shares shall be paid to Mr. Launer no later than April 30, 2015.”
6. 2014 Stock Options. The Non-Statutory Stock Option Agreement, dated December 1, 2014, by and between FGL and Mr. Launder, is hereby amended by the insertion of a new Section 8, as follows:
“Section 8. Accelerated Vesting; Expiration. Notwithstanding any contrary provision of this Agreement, effective as of March 31, 2015, the 70,833 Non Statutory Stock Options granted under this Agreement (a) shall become fully vested and exercisable, and (b) shall remain exercisable, and shall not expire, until December 31, 2015. The foregoing treatment of Non-Statutory Stock Options shall be unaffected by Mr. Launer’s death before December 31, 2015.”
7.Performance Restricted Stock Units. The Performance RSU Grant Agreement, dated December 12, 2013, by and between FGL and Mr. Launer, is hereby amended by the insertion of a new Section 6, as follows:
“Section 6. Accelerated Vesting. Notwithstanding any contrary provision of this Agreement, effective as of March 31, 2015, (a) 44,949 of the Performance RSUs granted under this Agreement (determined by multiplying 1/3 of l08,225 (the full three-year grant under the Agreement) by 124.6%, the attained level of the Performance Measures for the 2014 Fiscal Year, and rounding to the nearest whole number), shall become vested, and the remainder of the Performance RSUs granted under this Agreement shall be forfeited, (b) settlement shall be made in respect of the 44,949 Performance RSUs as soon as practicable following September 30, 2016 (but no later than 60 days thereafter), (c) upon and following March 31, 2015, the Performance RSUs are intended to meet the requirements of Section 409A of the Code, and any ambiguities shall be construed in accordance with this intention. The foregoing treatment of Performance RSUs shall be unaffected by Mr. Launer’s death between March 31, 2015 and September 30, 2016.”

8. 2012 Dividend Equivalent Units. The Fidelity & Guaranty Life Holdings, Inc. 2012 Dividend Equivalent Plan (“Plan”), and the grant agreement thereunder by and between FGLH and Mr. Launer dated December 31, 2012 (“Grant Agreement”), are hereby amended by the insertion of a new Section 12.13 of the Plan and Section 8 of the Grant Agreement, as follows:
“Section 12.13 (Plan) and Section 8 (Grant Agreement). Accelerated Vesting and Payment. Notwithstanding any contrary provision of this document, effective as of March 31, 2015, the 97,987 Dividend Equivalents granted under this document shall become fully vested, and shall be settled by a cash payment to Mr. Launer no later than April 30, 2015.”
9.Adjustment of Share Amounts. The specific share amounts set forth in Sections l through 8 above are as of the execution date of this Agreement, and shall continue to be subject to adjustment to the extent set forth in each of the underlying equity plans (e.g., upon stock splits and other similar events).
Except as provided above, each of the plans and agreements being amended hereby shall remain in effect in accordance with their terms.
Bonus Payment; Payment of Attorney Fees
1.    Bonus Payment. Effective as of March 31, 2015, FGLBS hereby grants Mr. Launer a bonus in the amount of $300,000 (less tax withholding). Such bonus shall be paid no later than April 30, 2015.
2.    Payment of Attorney Fees. FGLBS will pay Mr. Launer’s attorney fees incurred in reviewing and negotiating this Agreement upon presentation of a statement from Mr. Launer’s attorney showing the amount of such fees. Such payment shall be treated as taxable income to Mr. Launer, and FGLBS shall add to Mr. Launer’s taxable wages an amount sufficient to net the amount paid to Mr. Launer’s attorney, after deducting therefrom income and payroll taxes.

IN WITNESS WHEREOF, the Parties have executed this amendment on the dates written below, effective as of March 31, 2015. This amendment may be executed in counterparts.

FIDELITY & GUARANTY LIFE
By: /s/ Rose Boehm

Name: Rose Boehm

Date: March 31, 2015

FIDELITY & GUARANTY LIFE HOLDINGS, INC.
By: /s/ Rose Boehm

Name: Rose Boehm

Date: March 31, 2015

FIDELITY & GUARANTY LIFE BUSINESS SERVICES, INC.
By: /s/ Rose Boehm

Name: Rose Boehm

Date: March 31, 2015

EXECUTIVE
By: /s/ Leland C. Launer, Jr.
Leland C. Launer, Jr.

Date: March 31, 2015